UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 19, 2012 (November 19, 2012)

Western Asset Mortgage Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35543	27-0298092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 East Colorado Boulevard

Pasadena, CA 91101

(Address of principal executive offices, including zip code)

(626) 844-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 19, 2012, Western Asset Mortgage Capital Corporation issued a press release announcing a stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Western Asset Mortgage Capital Corporation dated November 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 19, 2012	By:	/s/ W. Stephen Venable, Jr.
	Name:	W. Stephen Venable, Jr.
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Western Asset Mortgage Capital Corporation dated November 19, 2012.